Exhibit 10.81

EXHIBIT A

REVOLVING CREDIT NOTE

[$ ]	, Georgia
[Date]

FOR VALUE RECEIVED, the undersigned, EXACTECH, INC., a Florida corporation (the “Borrower”), promises to pay to the order of [NAME OF LENDER] (the “Bank”), or its registered assigns, at the office of SunTrust Bank (“SunTrust”) at 5080 Newberry Road, Gainesville, Florida 32607, on the Commitment Termination Date [as defined in the Revolving Credit Agreement dated of even date herewith (as the same may be amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time party thereto, and SunTrust, as administrative agent for the lenders], the principal sum of [amount of such Lender’s Revolving Commitment] or such lesser amount as may then constitute the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to the Credit Agreement in lawful money of the United States, in immediately available funds. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

Prior to an Event of Default, the Borrower hereby promises to pay interest in like money at such office or place from the date hereof on the unpaid principal balance hereof at the Index Rate plus the Applicable Margin. From and after an Event of Default, the Borrower shall pay interest at the Default Interest rate. Interest on the unpaid principal balance outstanding hereunder shall be calculated on the basis of a year containing 360 days and shall be payable on the fifteenth day of each calendar month commencing June 30, 2008, and upon the final payment of the unpaid principal amount hereof.

ALL OUTSTANDING AND UNPAID PRINCIPAL AND ALL ACCRUED AND UNPAID INTEREST HEREUNDER SHALL BE IMMEDIATELY DUE AND PAYABLE UPON THE EARLIER TO OCCUR OF: THE COMMITMENT TERMINATION DATE, OR AN EVENT OF DEFAULT (AS SUCH TERMS ARE DEFINED IN THE CREDIT AGREEMENT).

If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in Jacksonville, Florida, are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement. Reference is made to the Credit Agreement for mandatory and optional payments and prepayments and for acceleration of the maturity hereof upon the happening of certain stated events. This Note is secured by the Collateral and the instruments referred to in the Credit Agreement, all as more particularly described and provided therein, and is entitled to the benefits thereof.

The Borrower hereby waives diligence, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that allowable, the Borrower shall be entitled to an immediate refund of the excess.

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This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Borrower or any successors or assigns of the Borrower, and the Bank or any holder hereof. In the event the Bank or any holder hereof shall retain or engage an attorney to collect or enforce or protect its interests with respect to this Note, the Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement or protection, including reasonable attorneys’ fees, whether or not suit is instituted and including reasonable attorneys’ fees incurred on appeal or in any bankruptcy proceedings.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note shall be governed by and construed in accordance with the laws of the State of Florida, and shall be binding upon the successors and assigns of the Borrower and inure to the benefit of the Bank, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions thereof shall in no way be affected thereby.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

EXACTECH, INC., a Florida corporation

By:
Name:
Its:

[SEAL]

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